UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2019
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PATAGONIA GOLD CORP.
(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	333-182072	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 Del Libertador 498, Piso 26
Buenos Aires, Argentina
 (Address of principal executive offices) (Zip Code)

5411-52786950
(Registrant’s telephone number, including area code)

HUNT MINING CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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ITEM 4.01 Change in Registrant's Certifying Accountant.

Effective December 26, 2019, at the request of Patagonia Gold Corp. (the “Company”), Davidson & Company LLP ("Davidson") resigned as the independent registered public accounting firm for the Company and Grant Thornton LLP ("Grant Thornton") was engaged as the Company's independent registered public accounting firm. The decisions to request the resignation of Davidson and to engage Grant Thornton as the Company's independent registered public accounting firm were approved by the Company’s Board of Directors.

The reports on the Company's financial statements for each of the two fiscal years ended December 31, 2017 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Registrant's financial statements for the fiscal years ended December 31, 2017 and 2018 and through December 26, 2019, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Davidson would have caused Davidson to make reference to the matter in its reports.

The Company has provided Davidson with a copy of this current report on Form 8-K and has requested Davidson to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. Davidson's response letter, dated December   , 2019, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years and in the subsequent interim period through December 26, 2019, the Company did not consult with Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 9.01 Financial Statements and Exhibits.

Number	Exhibits
16.1	Davidson & Company LLP, Response Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATAGONIA GOLD CORP.

Dated: January 2, 2020
	By:	CHRISTOPHER van TIENHOVEN
Christopher van Tienhoven
Chief Executive Officer

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